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                       SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C.  20549

                          -------------------------

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


Date of Report (Date of earliest event reported):  August 21, 1996


                      WALDEN RESIDENTIAL PROPERTIES, INC.
               (Exact name of registrant as specified in charter)


                MARYLAND               1-12592                 75-2506197
     (State or other jurisdiction    (Commission             (IRS Employer
of incorporation or organization)    File Number)          Identification No.)


          One Lincoln Centre
      5400 LBJ Freeway, Suite 400
          Dallas, Texas                                          75240
(Address of principal executive offices)                       (Zip Code)

(Registrant's telephone number, including area code):  (214) 788-0510
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ITEM 5.  OTHER EVENTS

         Walden Residential Properties, Inc. (the "Company") is filing this Current Report on Form 8-K for purposes of incorporating by reference the exhibit attached hereto into Part II of the Company's registration statement on Form S-3 (Registration No. 33-92328).


ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

    (a)  FINANCIAL STATEMENTS OF BUSINESSES ACQUIRED

         Not applicable.

    (b)  PRO FORMA FINANCIAL INFORMATION.

         Not applicable.

    (c)  EXHIBITS

         1 Form of Underwriting Agreement to be entered into between the Company and Smith Barney Inc.



                                   SIGNATURE


    Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

                                           Walden Residential Properties, Inc.




Date:  August 21, 1996                     By:  /s/ Mark S. Dillinger
                                               --------------------------------
                                                   Mark S. Dillinger
                                                   Executive Vice President and
                                                   Chief Financial Officer

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                                 EXHIBIT INDEX



Exhibit
No.              Description
- ---------        -----------
1                Form of Underwriting Agreement to be entered into between the
                 Company and Smith Barney Inc.